299670500 v6 1 19. SHARE SURRENDER AGREEMENT THIS SHARE SURRENDER AGREEMENT (this “Agreement”) is made and entered into as of May 16, 2024, by and among Dutch Bros Inc., a Delaware corporation (“PubCo”), Dutch Mafia, LLC, a Delaware limited liability company (“OpCo”), and the entities listed on Schedule I hereto (each, a “Contributor” and collectively, the “Contributors”). Each of the Contributors, OpCo and PubCo shall be known as a “Party” herein. RECITALS WHEREAS, each Contributor currently owns shares of Class B common stock of PubCo (the “Voting Shares”), as set forth on Schedule I. WHEREAS, pursuant to the terms of PubCo’s Amended and Restated Certificate of Incorporation (the “PubCo Charter”), each Voting Share entitles its holder to certain voting rights with respect to matters on which the stockholders of PubCo are entitled to vote, but does not entitle its holder to receive dividends or other distributions from PubCo or other economic rights with respect to PubCo. WHEREAS, the parties hereto desire to effect certain restructuring transactions (the “Restructuring”) and in connection therewith, each Contributor desires to surrender and transfer to PubCo the number of Voting Shares listed as “Surrendered Shares” on Schedule I (the “Surrendered Shares”) and PubCo desires to accept the Surrendered Shares, which shall immediately be cancelled and shall cease to exist following their transfer pursuant to this Agreement. AGREEMENT NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows: 1. Share Surrender (a) Contribution of Voting Shares. Effective as of the date hereof, each Contributor hereby assigns, conveys, transfers, delivers, and contributes to PubCo, and PubCo hereby accepts and assumes from such Contributor, all of such Contributor’s right, title, obligations, and other interest in and to all of the Surrendered Shares owned by such Contributor (the “Share Surrender”). (b) Cancellation of Voting Shares. Without any further action on the part of PubCo or any other person or entity, all Surrendered Shares received by PubCo pursuant this Agreement shall be automatically cancelled immediately following the Share Surrender. 2. Tax Matters. For U.S. federal and applicable state and local income tax purposes: (1) the Parties have not ascribed any economic value to the Voting Shares, and (2) if and to the extent the Share Surrender is treated as a transfer of property to PubCo, the Parties intend that it constitute a contribution to capital within the meaning of Section 118(a) of the Internal Revenue Code of 1986, as amended, that is not taxable to any of the Parties. The Parties shall prepare all tax returns consistent with such intended tax treatment, unless otherwise required by applicable law. Notwithstanding anything else in this Agreement, the PubCo Charter, the Fourth Amended and Restated Limited Liability Company Agreement of Dutch Mafia LLC, a Delaware limited liability company, as such agreement may be further amended, restated, supplemented and/or otherwise modified from time to time, and any other agreement in connection with the Restructuring, no Party is providing any representations or warranties as to the tax consequences of the transactions contemplated by this Agreement or the Restructuring, and each Party is relying solely on its own tax advisors as to such tax consequences, including in the event of any Internal Revenue Service challenge to the intended tax treatment. Exhibit 10.2

299670500 v6 2 3. Miscellaneous. (a) Amendments and Waivers. This Agreement may be modified or amended only with the written approval of each of PubCo, OpCo and DM Trust Aggregator, LLC, provided, however, that an amendment or modification that would affect any other Party in a manner materially and disproportionately adverse to such Party shall be effective against such Party so materially and adversely affected only with the prior written consent of such Party, such consent not to be unreasonably withheld or delayed. The failure of any Party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such Party thereafter to enforce each and every provision of this Agreement in accordance with its terms. Any provision of this Agreement may only be waived with the written approval of the Party against whom such waiver is to be effective. (b) Successors, Assigns and Transferees. Neither this Agreement nor any of the rights or obligations hereunder shall be assigned by any Party hereto without the prior written consent of PubCo and the Contributors. Subject to the previous sentence, this Agreement shall bind and inure to the benefit of and be enforceable by the Parties hereto and their respective successors and permitted assigns. (c) Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the Party to be notified; (ii) when sent by e-mail or confirmed facsimile if sent during normal business hours of the recipient, and, if not, then on the next means any day, other than a Saturday, Sunday or any other day on which commercial banks located in the State of New York are authorized or obligated by law or executive order to close (each a “Business Day”); (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one Business Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to such Party ’s address as set forth below or at such other address as the Party shall have furnished to each other Party in writing in accordance with this provision: If to PubCo or OpCo, to it at: Dutch Bros Inc. 110 SW 4th Street Grants Pass, OR 97526 Email: legal@dutchbros.com Attn: Legal with a copy (which shall not constitute notice) to: Cooley LLP 3175 Hanover Street Palo Alto, CA 94304 Fax: (650) 843-5000 Email: ejensen@cooley.com Attn: Eric Jensen If to a DMI Holdco, Inc., DM Individual Aggregator, LLC and/or DM Trust Aggregator, LLC to it at: c/o Travis Boersma [●] [●] with a copy (which shall not constitute notice) to: McDermott Will & Emery LLP 500 North Capital Street, NW Washington, DC 20001-1531

299670500 v6 3 Email: tconaghan@mwe.com and nkawashima@mwe.com Attn: Thomas Conaghan and Neil Kawashima (d) Further Assurances. At any time or from time to time after the date hereof, the Parties agree to cooperate with each other, and at the request of any other Party, to execute and deliver any further instruments or documents and to take all such further action as the other Party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder. (e) Entire Agreement. Except as otherwise expressly set forth herein, this Agreement, together with the Master Reorganization Agreement, dated September 14, 2021, by and among PubCo, OpCo and the other parties named therein, as amended or restated from time to time, sets forth the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, that may have related to the subject matter hereof in any way. (f) Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any Party, upon any breach, default or noncompliance by another Party under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the part of any Party hereto of any breach, default or noncompliance under this Agreement or any waiver on such Party’s part of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to any Party, shall be cumulative and not alternative. (g) Governing Law; Jurisdiction; Waiver of Jury Trial. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF DELAWARE REGARDLESS OF THE LAW THAT MIGHT BE APPLIED UNDER PRINCIPLES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. NO SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN ANY COURT OR BEFORE ANY SIMILAR AUTHORITY OTHER THAN IN A COURT OF COMPETENT JURISDICTION IN THE STATE OF DELAWARE, AND THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF SUCH SUIT, PROCEEDING OR JUDGMENT. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE HAD TO BRING SUCH AN ACTION IN ANY OTHER COURT, DOMESTIC OR FOREIGN, OR BEFORE ANY SIMILAR DOMESTIC OR FOREIGN AUTHORITY. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING IN RELATION TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN. (h) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein. (i) Enforcement. Each Party hereto acknowledges that money damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching Party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof. (j) Counterparts. This Agreement may be executed in any number of separate counterparts each of which when so executed shall be deemed to be an original and all of which together shall constitute one and

299670500 v6 4 the same agreement. Counterpart signature pages to this Agreement may be delivered by facsimile or electronic delivery (i.e., by email of a PDF signature page) and each such counterpart signature page will constitute an original for all purposes. [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

299670500 v6 [SIGNATURE PAGE TO SHARE SURRENDER AGREEMENT] IN WITNESS WHEREOF, the Parties have executed this Share Surrender Agreement as of the date first written above. Dutch Mafia LLC By: /s/ Christine Barone Name: Christine Barone Title: President and Chief Executive Officer Dutch Bros Inc. By: /s/ Christine Barone Name: Christine Barone Title: President and Chief Executive Officer

299670500 v6 SCHEDULE I CONTRIBUTOR VOTING SHARES CURRENTLY HELD ON RECORD BY CONTRIBUTOR SURRENDERED SHARES VOTING SHARES HELD ON RECORD BY CONTRIBUTOR FOLLOWING SHARE SURRENDER DMI Holdco, Inc. 714,080 shares of Class B common stock 258,600 shares of Class B common stock 455,480 shares of Class B common stock DM Individual Aggregator LLC 22,204,785 shares of Class B common stock 8,041,325 shares of Class B common stock 14,163,460 shares of Class B common stock DM Trust Aggregator LLC 35,307,815 shares of Class B common stock 14,700,075 shares of Class B common stock 20,607,740 shares of Class B common stock